UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2026

REVIVA PHARMACEUTICALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38634	85-4306526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10080 N Wolfe Road, Suite SW3-200
Cupertino, CA	95014
(Address of principal executive offices)	(Zip Code)

(408) 501-8881
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RVPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, the common stock of Reviva Pharmaceuticals Holdings, Inc. (the “Company”) was not in compliance with the requirement under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”) to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market (“Nasdaq”) and the Company had until May 11, 2026, which was the maximum extent of the discretionary authority of the Nasdaq Hearings Panel (the “Panel”).

Having not regained compliance with the Bid Price Requirement by such date, the Company received a letter from the Panel dated May 12, 2026 indicating that the Panel had determined to delist the Company’s common stock from Nasdaq. The Company’s common stock will be suspended from trading on Nasdaq as of the open of trading on May 14, 2026.

Beginning on May 14, 2026, the Company’s common stock will be quoted on the OTCQB Venture Market operated by OTC Markets Group Inc. under its existing symbol “RVPH.”

Item 8.01 Other Events.

The Company is including the below update to its risk factors, for the purpose of supplementing and updating the “Risk Factors” disclosure contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on March 30, 2026. The below update should be read in conjunction with the “Risk Factors” disclosure appearing in the foregoing report, as further supplemented and updated in the Company’s other filings from time to time with the SEC.

Our common stock will be delisted from trading on Nasdaq and will trade under its trading symbol “RVPH” on the OTCQB Venture Market tier of the OTC Markets Group, which involves additional risks compared to being listed on a national securities exchange.

On May 12, 2026, we received notice from the Nasdaq Hearings Panel (the “Panel”) that the Panel had determined to delist our common stock from The Nasdaq Capital Market (“Nasdaq”) due to our non-compliance with the requirement under Nasdaq Listing Rule 5550(a)(2) to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq (the “Bid Price Requirement”), and as a result our common stock will be suspended from trading on Nasdaq as of the open of trading on May 14, 2026 (the “Nasdaq Delisting”). Our common stock will begin trading under its current trading symbol “RVPH” on the OTCQB Venture Market tier of the OTC Markets Group (the “OTCQB Venture Market”) on May 14, 2026.

The Nasdaq Delisting may materially and adversely impact us in several ways, including, without limitation, by (i) reducing the liquidity and market price of our common stock; (ii) reducing the number of investors willing or able to hold or acquire our common stock, which could negatively impact our ability to raise equity financing; (iii) impairing our ability to provide equity incentives to our employees; (iv) impacting our common stock as it will fall within the definition of a “penny stock,” which would cause brokers trading our common stock to adhere to more stringent rules; (v) causing analysts to limit or stop coverage of our common stock; and (vi) limiting availability of market quotations for our common stock.

Although our common stock will be available for quotation on the OTCQB Venture Market, the Nasdaq Delisting may result in limited liquidity of the public trading market for our common stock. The lack of an active, liquid trading market for our common stock could have material adverse effects on our business, financial condition and future prospects due to, among other things, impairing the ability of holders of our common stock to sell their shares at the time they wish to sell them or at a price that they consider reasonable and reducing the trading liquidity and fair market value of the shares of our common stock, as well as our ability raise funds through the sale of equity or equity-linked securities that will be required to operate our existing and future business.

Trading on the OTC Markets is volatile and sporadic, which could depress the market price of our common stock and make it difficult for our security holders to resell their common stock.

The OTC Market is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current “bids” and “asks,” as well as volume information. Trading in securities quoted on the OTC Markets is often thin and characterized by wide fluctuations in trading prices, due to many factors, some of which may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTC Markets is not a stock exchange, and trading of securities on the OTC Markets is often more sporadic than the trading of securities listed on a national stock exchange. These factors may result in investors having difficulty reselling any shares of our common stock.

If we fail to comply with the continuing listing standards of the OTC Markets system, our common stock could be delisted, which could affect the market price of our common stock and reduce our ability to raise capital.

There can be no assurance that we will be able to maintain compliance with the continued listing requirements for the OTCQB Venture Market. If we fail to maintain compliance with any such continued listing requirement, there can also be no assurance that we will be able to regain compliance with any such continued listing requirement in the future.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act, as amended, including those relating to the impact of the Company’s common stock being quoted on the OTCQB Venture Market, and any related courses of action. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential, “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or the Company’s financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the Company’s other filings from time to time with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVIVA PHARMACEUTICALS HOLDINGS, INC.

Dated: May 13, 2026	By:	/s/ Narayan Prabhu
	Name:	Narayan Prabhu
	Title:	Chief Financial Officer